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                                                                    EXHIBIT 23.1





                  Consent of Independent Public Accountants
                  -----------------------------------------

        As Independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-27553.


/s/ Arthur Andersen LLP



Cincinnati, Ohio
 March 31, 1998